                                                              Exhibit (13)(a)(2)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.

/S/ RICHARD HOSKINS                                          Director                         April 28, 2014
-----------------------------------
RICHARD HOSKINS

/S/ ALEXANDER R. BAUGH                                       Director                         April 28, 2014
-----------------------------------
ALEXANDER R. BAUGH

/S/ JAMES BRACKEN                                            Director                         April 28, 2014
-----------------------------------
JAMES BRACKEN

/S/ TIMOTHY D. CARTER                                        Director                         April 28, 2014
-----------------------------------
TIMOTHY D. CARTER

/S/ JOHN Q. DOYLE                                            Director                         April 28, 2014
-----------------------------------
JOHN Q. DOYLE

/S/ JEFFREY M. FARBER                                        Director                         April 28, 2014
-----------------------------------
JEFFREY M. FARBER

/S/ PETER D. HANCOCK                                         Director                         April 28, 2014
-----------------------------------
PETER D. HANCOCK

/S/ KEVIN T. HOGAN                                           Director                         April 28, 2014
-----------------------------------
KEVIN T. HOGAN

                                                             Director
-----------------------------------
RALPH W. MUCERINO

/S/ SID SANKARAN                                             Director                         April 28, 2014
-----------------------------------
SID SANKARAN

/S/ ROBERT S.H. SCHIMEK                            Director, President and Chief              April 28, 2014
-----------------------------------                       Executive Officer
ROBERT S.H. SCHIMEK

                                                             Director
-----------------------------------
CHRISTOPHER L. SPARRO

                                                             Director
-----------------------------------
MARK T. WILLIS

/S/ JOSEPH COOK                                   Senior Vice President and Chief             April 28, 2014
-----------------------------------                       Financial Officer
JOSEPH COOK

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE - 4/29/2014

REGISTRANT NAME                                                  FILE NOS.
-------------------------------------------                      --------------------------------------------------------
VARIABLE SEPARATE ACCOUNT                                        333-185797 American Pathway II
811-03859                                                        333-185798 Polaris
                                                                 333-185799 Polaris II
                                                                 333-185831 PolarisAmerica
                                                                 333-185838 Polaris Platinum II
                                                                 333-185800 Polaris II Platinum Series
                                                                 333-185837 Polaris Choice II / Polaris Choice III
                                                                 333-185818 WM Diversified Strategies
                                                                 333-185820 WM Diversified Strategies III
                                                                 333-185815 Polaris Advisor
                                                                 333-185801 Polaris Protector
                                                                 333-185816 Polaris Preferred Solution

VARIABLE ANNUITY ACCOUNT ONE                                     333-185802 ICAP II
811-04296

VARIABLE ANNUITY ACCOUNT TWO                                     333-185821 Vista Capital Advantage
811-08626

VARIABLE ANNUITY ACCOUNT FOUR                                    333-185803 Anchor Advisor
811-08874

VARIABLE ANNUITY ACCOUNT FIVE                                    333-185829 Seasons
811-07727                                                        333-185804 Seasons Select II
                                                                 333-185825 Seasons Select
                                                                 333-185826 Seasons Triple Elite / Seasons Elite
                                                                 333-185822 Seasons Advisor
                                                                 333-185824 Seasons Advisor II
                                                                 333-185828 Seasons Preferred Solution

VARIABLE ANNUITY ACCOUNT SEVEN                                   333-185806 Polaris Plus
811-09003                                                        333-185807 Polaris II A-Class
                                                                            Polaris II A-Class Platinum Series
                                                                 333-185832 Polaris II Asset Manager

VARIABLE ANNUITY ACCOUNT NINE                                    333-185834 Ovation
811-21096                                                        333-185835 Ovation Plus
                                                                 333-185841 Ovation Advantage
                                                                 333-185842 Ovation Advisor

FS Variable Separate Account                                     333-178854 Polaris NY
811-08810                                                                   Polaris II NY
                                                                            Polaris II NY - Jones
                                                                 333-178859 WM Diversified Strategies III NY
                                                                 333-178857 FSA Advisor
                                                                 333-178853 Polaris Choice NY
                                                                            Polaris Choice III NY
                                                                 333-178855 Polaris II A-Class Platinum Series NY
                                                                 333-178850 Polaris Advantage NY

FS Variable Annuity Account One                                  333-178861 ICAP II NY
811-06313

FS Variable Annuity Account Two                                  333-178863 Vista Capital Advantage NY
811-08624

FS Variable Annuity Account Five                                 333-178860 Seasons Triple Elite NY
811-08369                                                                   Seasons Elite NY
                                                                 333-178858 Seasons Select II NY Rewards

AGL SEPARATE ACCOUNT A                                           033-44745  Black, VA, Blue VA, Green VA
811-01491                                                        033-44744  Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D                                           033-43390  Generations VA, Variety Plus VA
811-02441                                                        002-49805  Front End Load, Regular Surr. Charge
                                                                 333-70667  Platinum Investor VA
                                                                 333-40637  Select Reserve VA
                                                                 033-57730  WM Advantage VA
                                                                 333-109206 Platinum Investor IVA
                                                                 333-25549  WM Strategic Asset Manager VA

AGL SEPARATE ACCOUNT VA-1                                        333-102302 The Chairman VA
811-07781

AGL SEPARATE ACCOUNT VA-2                                        333-102303 Individual VA Contracts
811-01990

AGL SEPARATE ACCOUNT VL-R                                        333-89897  AG Legacy Plus
811-08561                                                        333-42567  Platinum Investor I VUL
                                                                 333-90787  Platinum Investor Survivor VUL
                                                                 333-80191  Corporate America VUL
                                                                 333-53909  Legacy Plus VUL (Orig.)
                                                                 333-103361 Platinum Investor II VUL
                                                                 333-43264  Platinum Investor III VUL
                                                                 333-188318 Platinum Investor IV VUL
                                                                 333-129552 Platinum Investor VIP (Orig.)
                                                                 333-109613 Platinum Investor FlexDirector
                                                                 333-82983  Platinum Investor PLUS VUL
                                                                 333-65170  Platinum Investor Survivor VUL
                                                                 333-87307  Platinum Investor Survivor II VUL
                                                                 333-87307  The ONE VUL Solution

AGL SEPARATE ACCOUNT VUL                                         333-102301 EquiBuilder VUL
811-05794

AGL SEPARATE ACCOUNT VUL-2                                       333-102300 EquiBuilder II VUL
811-06366                                                        333-102299 EquiBuilder III VUL

USL SEPARATE ACCOUNT USL VL-R                                    333-151575 Income Advantage Select VUL
811-09359                                                        333-149403 Protection Advantage Select VUL
                                                                 333-137941 Platinum Investor VIP VUL
                                                                 333-105246 Platinum Investor PLUS VUL
                                                                 333-79471  Platinum Investor VUL

USL SEPARATE ACCOUNT USL VA-R                                    333-63673  Generations VA
811-09007

VALIC SEPARATE ACCOUNT A                                         002-32783  GUP & GTS-VA
811-03240                                                        033-75292  Portfolio Director, Portfolio Director 2
                                                                            & Portfolio Director Plus
                                                                 333-49232  Potentia
                                                                 002-96223  UIT-981
                                                                 333-124398 Independence Plus VA